                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E


                         MONTHLY SERVICER'S CERTIFICATE


         Accounting Date:                                  January 31, 1999
                                                  --------------------------
         Determination Date:                               February 5, 1999
                                                  --------------------------
         Distribution Date:                               February 15, 1999
                                                  --------------------------
         Monthly Period Ending:                            January 31, 1999
                                                  --------------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1998, among Arcadia Automobile Receivables Trust, 1998-E (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

   I.    Collection  Account  Summary

         Available Funds:
                        Payments Received                                                   $6,360,250.73
                        Liquidation Proceeds (excluding Purchase Amounts)                        ($467.05)
                        Current Monthly Advances                                                20,042.82
                        Amount of withdrawal, if any, from the Spread Account                       $0.00
                        Monthly Advance Recoveries                                                (351.80)
                        Purchase Amounts-Warranty and Administrative Receivables              $446,197.53
                        Purchase Amounts - Liquidated Receivables                                   $0.00
                        Income from investment of funds in Trust Accounts                     $195,809.95
                                                                                        -----------------
         Total Available Funds                                                                                        $7,021,482.18
                                                                                                                  -----------------
                                                                                                                  -----------------
         Amounts Payable on Distribution Date:

                        Reimbursement of Monthly Advances                                           $0.00
                        Backup Servicer Fee                                                         $0.00
                        Basic Servicing Fee                                                   $168,701.85
                        Trustee and other fees                                                      $0.00
                        Class A-1  Interest Distributable Amount                                    $0.00
                        Class A-2  Interest Distributable Amount                              $464,728.87
                        Class A-3  Interest Distributable Amount                              $292,291.67
                        Noteholders' Principal Distributable Amount                         $3,509,518.38
                        Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                                     $0.00
                        Supplemental Servicing Fees (not otherwise paid to Servicer)                $0.00
                        Spread Account Deposit                                              $2,586,241.42
                                                                                        -----------------
         Total Amounts Payable on Distribution Date                                                                   $7,021,482.18
                                                                                                                  -----------------
                                                                                                                  -----------------

                               Page 1 (1998-E)


  II.    Available  Funds

         Collected Funds (see V)

                            Payments Received                                          $6,360,250.73
                            Liquidation Proceeds (excluding Purchase Amounts)               ($467.05)            $6,359,783.68
                                                                                      ---------------

         Purchase Amounts                                                                                          $446,197.53

         Monthly Advances
                            Monthly Advances - current Monthly Period (net)               $19,691.02
                            Monthly Advances - Outstanding Monthly Advances
                               not otherwise reimbursed to the Servicer                        $0.00                $19,691.02
                                                                                      ---------------

         Income from investment of funds in Trust Accounts                                                         $195,809.95
                                                                                                             ------------------
         Available Funds                                                                                         $7,021,482.18
                                                                                                             -----------------
                                                                                                             -----------------

  III.   Amounts  Payable  on  Distribution  Date

             (i)(a)     Taxes due and unpaid with respect to the Trust
                        (not otherwise paid by AFL or the Servicer)                                                      $0.00

             (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                        to Servicer and to be reimbursed on the Distribution Date)                                       $0.00

             (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to
                        Servicer)                                                                                        $0.00

              (ii) Accrued and unpaid fees (not otherwise paid by AFL or the Servicer):

                            Owner Trustee                                                      $0.00
                            Administrator                                                      $0.00
                            Indenture Trustee                                                  $0.00
                            Indenture Collateral Agent                                         $0.00
                            Lockbox Bank                                                       $0.00
                            Custodian                                                          $0.00
                            Backup Servicer                                                    $0.00
                            Collateral Agent                                                   $0.00                     $0.00
                                                                                      ---------------

            (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                       $168,701.85

            (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                     $0.00

            (iii)(c)    Servicer reimbursements for mistaken deposits or postings
                        of checks returned for insufficient funds (not otherwise
                        reimbursed to Servicer)                                                                          $0.00

              (iv)      Class A-1  Interest Distributable Amount                                                         $0.00
                        Class A-2  Interest Distributable Amount                                                   $464,728.87
                        Class A-3  Interest Distributable Amount                                                   $292,291.67


              (v)       Noteholders' Principal Distributable Amount
                            Payable to Class A-1 Noteholders                                                     $2,000,425.48
                            Payable to Class A-2 Noteholders                                                             $0.00
                            Payable to Class A-3 Noteholders                                                     $1,509,092.90


             (vii)      Unpaid principal balance of the Class A-1 Notes after
                        deposit to the Note Distribution Account of any funds in
                        the Class A-1 Holdback Subaccount (applies only on the
                        Class A-1 Final Scheduled Distribution Date)                                                     $0.00

              (ix)      Amounts owing and not paid to the Security Insurer under
                        Insurance Agreement                                                                              $0.00
                                                                                                             ------------------

                        Total amounts payable on Distribution Date                                               $4,435,240.76
                                                                                                             -----------------
                                                                                                             -----------------

                                 Page 2 (1998-E)


  IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
         withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
         Account Shortfall and Class A-1 Maturity Shortfall

         Spread Account deposit:

                        Amount of excess, if any, of Available Funds
                           over total amounts payable (or amount of such
                           excess up to the Spread Account Maximum Amount)             $2,586,241.42

         Reserve Account Withdrawal on any Determination Date:

                        Amount of excess, if any, of total amounts payable over
                           Available Funds (excluding amounts payable under item
                           (vii) of Section III)                                               $0.00

                        Amount available for withdrawal from the Reserve Account
                           (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                           (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve

                           Account in respect of transfers of Subsequent Receivables)          $0.00

                        (The amount of excess of the total amounts payable
                           (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve
                           Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                        Amount of withdrawal, if any, from the Reserve Account                 $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final
            Scheduled Distribution Date:

                           Amount by which (a) the remaining principal balance
                           of the Class A-1 Notes exceeds (b) Available Funds
                           after payment of amounts set forth in item (v) of
                           Section III                                                         $0.00

                           Amount available in the Class A-1 Holdback Subaccount               $0.00

                           (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section
                           III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1
                           Holdback Subaccount, and deposited in the Note
                           Distribution Account for payment to the Class A-1
                           Noteholders)

                           Amount of withdrawal, if any, from the Class A-1 Holdback
                           Subaccount                                                          $0.00

         Deficiency Claim Amount:

                        Amount of excess, if any, of total amounts payable over
                        funds available for withdrawal from Reserve Amount, the
                        Class A-1 Holdback Subaccount  and Available Funds                     $0.00

                        (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                        Section III and pursuant to a withdrawal from the Class
                        A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                        Amount of excess, if any, on the Distribution Date on or
                        immediately following the end of the Funding Period, of
                        (a) the sum of the Class A-1 Prepayment Amount, the
                        Class A-2 Prepayment Amount, the Class A-3 Prepayment
                        Amount, the Class A-4 Prepayment Amount, over, (b) the
                        amount on deposit in the Pre-Funding Account                           $0.00

         Class A-1 Maturity Shortfall:

                        Amount of excess, if any, on the Class A-1 Final
                        Scheduled Distribution Date, of (a) the unpaid principal
                        balance of the Class A-1 Notes over (b) the sum of the
                        amounts deposited in the Note Distribution Account under
                        item (v) and (vii) of Section III or pursuant to a
                        withdrawal from the Class A-1 Holdback Subaccount.                     $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
         A-1 Maturity Shortfall.)

                                     Page 3 (1998-E)

   V.    Collected Funds

         Payments Received:

                            Supplemental Servicing Fees                                              $0.00
                            Amount allocable to interest                                      3,297,000.09
                            Amount allocable to principal                                     3,063,250.64
                            Amount allocable to Insurance Add-On Amounts                             $0.00
                            Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in the
                            Collection Account)                                                      $0.00
                                                                                        -------------------
         Total Payments Received                                                                                    $6,360,250.73

         Liquidation Proceeds:

                            Gross amount realized with respect to Liquidated
                            Receivables                                                                  -

                            Less: (i) reasonable expenses incurred by Servicer
                               in connection with the collection of such Liquidated
                               Receivables and the repossession and disposition
                               of the related Financed Vehicles and (ii) amounts
                               required to be refunded to Obligors on such
                               Liquidated Receivables                                              (467.05)
                                                                                        -------------------
         Net Liquidation Proceeds                                                                                        ($467.05)

         Allocation of Liquidation Proceeds:

                            Supplemental Servicing Fees                                              $0.00
                            Amount allocable to interest                                             $0.00
                            Amount allocable to principal                                            $0.00
                            Amount allocable to Insurance Add-On Amounts                             $0.00
                            Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in the
                              Collection Account)                                                    $0.00                  $0.00
                                                                                        -------------------     ------------------
         Total Collected Funds                                                                                      $6,359,783.68
                                                                                                                ------------------
                                                                                                                ------------------

  VI.    Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                            $0.00
                            Amount allocable to interest                                             $0.00
                            Amount allocable to principal                                            $0.00
                            Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in the
                              Collection Account)                                                    $0.00

         Purchase Amounts - Administrative Receivables                                                                $446,197.53
                            Amount allocable to interest                                             $0.00
                            Amount allocable to principal                                      $446,197.53
                            Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in the
                                 Collection Account)                                                 $0.00
                                                                                        -------------------
         Total Purchase Amounts                                                                                       $446,197.53
                                                                                                                ------------------
                                                                                                                ------------------

  VII.   Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                     $981.50

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:

                            Payments received from Obligors                                       ($351.80)
                            Liquidation Proceeds                                                     $0.00
                            Purchase Amounts - Warranty Receivables                                  $0.00
                            Purchase Amounts - Administrative Receivables                            $0.00
                                                                                        -------------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                      ($351.80)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                                     ($351.80)

         Remaining Outstanding Monthly Advances                                                                           $629.70

         Monthly Advances - current Monthly Period                                                                     $20,042.82
                                                                                                                ------------------
         Outstanding Monthly Advances - immediately following the Distribution Date                                    $20,672.52
                                                                                                                ------------------
                                                                                                                ------------------

                                 Page 4 (1998-E)


 VIII.   Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

         Payments received allocable to principal                                                                 $3,063,250.64
         Aggregate of Principal Balances as of the Accounting Date of all
            Receivables that became Liquidated Receivables
            during the Monthly Period                                                                                    $70.21
         Purchase Amounts - Warranty Receivables allocable to principal                                                   $0.00
         Purchase Amounts - Administrative Receivables allocable to principal                                       $446,197.53
         Amounts withdrawn from the Pre-Funding Account                                                                   $0.00
         Cram Down Losses                                                                                                 $0.00
                                                                                                              ------------------
         Principal Distribution Amount                                                                            $3,509,518.38
                                                                                                              ------------------
                                                                                                              ------------------

B.  Calculation of Class A-1 Interest Distributable Amount

         Class A-1 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-1 Noteholders on such Distribution Date)              $63,449,562.49

         Multiplied by the Class A-1 Interest Rate                                               5.4290%

         Multiplied by actual days in the period or in the case of the first
            Distribution Date, by 24/360                                                      0.00000000                  $0.00
                                                                                      -------------------
         Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           $0.00
                                                                                                              ------------------
         Class A-1 Interest Distributable Amount                                                                          $0.00
                                                                                                              ------------------
                                                                                                              ------------------

C.  Calculation of Class A-2 Interest Distributable Amount

         Class A-2 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-2 Noteholders on such Distribution Date)              $99,584,757.66

         Multiplied by the Class A-2 Interest Rate                                                5.600%

         Multiplied by 1/12 or in the case of the first Distribution Date,
            by 23/360                                                                         0.08333333            $464,728.87
                                                                                      -------------------
         Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           $0.00
                                                                                                              ------------------
         Class A-2 Interest Distributable Amount                                                                    $464,728.87
                                                                                                              ------------------
                                                                                                              ------------------

D.  Calculation of Class A-3 Interest Distributable Amount

         Class A-3 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-3 Noteholders on such Distribution Date)              $61,000,000.00

         Multiplied by the Class A-3 Interest Rate                                                5.750%

         Multiplied by 1/12 or in the case of the first Distribution Date,
            by 23/360                                                                         0.08333333            $292,291.67
                                                                                      -------------------
         Plus any unpaid Class A-3 Interest Carryover Shortfall                                                           $0.00
                                                                                                              ------------------
         Class A-3 Interest Distributable Amount                                                                    $292,291.67
                                                                                                              ------------------
                                                                                                              ------------------

                                   Page 5 (1998-E)


E.  Calculation of Noteholders' Interest Distributable Amount

         Class A-1 Interest Distributable Amount                                                    $0.00
         Class A-2 Interest Distributable Amount                                              $464,728.87
         Class A-3 Interest Distributable Amount                                              $292,291.67

         Noteholders' Interest Distributable Amount                                                                   $757,020.54
                                                                                                                ------------------
                                                                                                                ------------------

F.  Calculation of Noteholders' Principal Distributable Amount:

         Noteholders' Monthly Principal Distributable Amount:

         Principal Distribution Amount                                                      $3,509,518.38

         The Class A-1 Notes will receive 57.00% of the Principal Distribution
         Amount on each Distribution Date. The Class A-2 Notes will receive
         43.00% of the Principal Distribution Amount on each Distribution Date until the Class A-1 Notes are paid off. Once the Class A-1 Notes are paid off the Class A-2 Notes and the Class A-3 Notes will be "sequential pay" classes, as follows; Once the Class A-1 Notes are paid off the Class A-2 notes will continue to amortize, until they are paid off; and once the Class A-2 Notes are paid off the Class A-3 Notes will begin to amortize until they are paid off.

                                                                                                                    $3,509,518.38
         Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                ------------------
         Noteholders' Principal Distributable Amount                                                                $3,509,518.38
                                                                                                                ------------------
                                                                                                                ------------------

G.  Application of Noteholders' Principal Distribution Amount:

         Amount of Noteholders' Principal Distributable Amount payable to Class A-1
           Notes                                                                                   57.00%           $2,000,425.48
                                                                                       -------------------      -----------------
                                                                                                                ------------------

         Amount of Noteholders' Principal Distributable Amount payable to Class A-2
           Notes                                                                                   43.00%           $1,509,092.90
                                                                                       -------------------      ------------------
                                                                                                                ------------------


  IX.    Pre-Funding Account

         A.  Withdrawals from Pre-Funding Account:

         Amount on deposit in the  Pre-Funding Account as of the preceding
            Distribution Date or, in the case of the first Disrtibution Date,
            as of the Closing Date                                                                                          $0.00
                                                                                                                ------------------
                                                                                                                            $0.00
                                                                                                                ------------------
                                                                                                                ------------------

         Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
            Transfer Date (an amount equal to (a) $0 (the aggregate Principal
            Balance of Subsequent Receivables transferred to the Trust) plus (b)
            $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
            Pre-Funded Amount after giving effect to transfer of Subsequent
            Receivables over (ii) $0))                                                                                       $0.00

         Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date
            (see B below)                                                                                                    $0.00
                                                                                                                ------------------

         Amount remaining on deposit in the Pre-Funding Account after Distribution Date

                                                                                                    $0.00
                                                                                       -------------------
                                                                                                                            $0.00
                                                                                                                ------------------
                                                                                                                ------------------
         B.  Distributions to Noteholders from certain withdrawals from the
             Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result of the
            Pre-Funded Amount not being reduced to zero on the Distribution Date
            on or immediately preceding the end of the Funding Period.                                                      $0.00

                                 Page 6 (1998-E)

   X.    Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes,

         Product of (x) weighted average of the Class A-1, A-2, and A-3 Interest
         Rates (based on outstanding Class A-1, A-2, and A-3 principal
         balances), divided by 360                                                                  5.5924%
         (y) (the Pre-Funded Amount on such Distribution Date)                                        0.00
         (z) (the number of days until the February 1999 Distribution Date)                              0
                                                                                                                           $0.00

         Less the product of (x) 2.5% divided by 360,                                               2.500%
         (y) the Pre-Funded Amount on such Distribution Date and,                                     0.00
         (z) (the number of days until the February 1999 Distribution Date)                              0                 $0.00
                                                                                                               ------------------

         Requisite Reserve Amount                                                                                          $0.00
                                                                                                               ------------------
                                                                                                               ------------------

         Amount on deposit in the Reserve Account (other than the Class A-1
            Holdback Subaccount) as of the preceding Distribution Date or, in
            the case of the first Distribution Date, as of the Closing Date                                                $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) (which excess is to be deposited by the Indenture
            Trustee in the Reserve Account from amounts withdrawn from the
            Pre-Funding Account in respect of transfers of Subsequent Receivables)                                         $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve
            Account (other than the Class A-1 Holdback Subaccount) over the
            Requisite Reserve Amount (and amount withdrawn from the Reserve
            Account to cover the excess, if any, of total amounts payable over
            Available Funds, which excess is to be transferred by the Indenture
            Trustee from amounts withdrawn from the Pre-Funding Account in
            respect of transfers of Subsequent Receivables)                                                                $0.00

         Less: withdrawals from the Reserve Account (other than the Class A-1
            Holdback Subaccount) to cover the excess, if any, of total amount
            payable over Available Funds (see IV above)                                                                    $0.00
                                                                                                               ------------------

         Amount remaining on deposit in the Reserve Account (other than the Class
            A-1 Holdback Subaccount) after the Distribution Date                                                           $0.00
                                                                                                               ------------------
                                                                                                               ------------------

  XI.    Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the
            Closing Date, as applicable,                                                                                   $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
            Original Pool Balance after giving effect to the transfer of
            Subsequent Receivables on the Distribution Date or on a Subsequent
            Transfer Date preceding the Distribution Date))                                                                    0

         Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
            to cover a Class A-1 Maturity Shortfall (see IV above)                                                         $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
            Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback
            Subaccount to cover a Class A-1 Maturity Shortfall (amount of
            withdrawal to be released by the Indenture Trustee)                                                            $0.00
                                                                                                               ------------------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                                         $0.00
                                                                                                               ------------------
                                                                                                               ------------------

  XII.   Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the       $161,953,774.90
           Monthly Period
         Multiplied by Basic Servicing Fee Rate                                  1.25%
         Multiplied by months per year                                     0.08333333
                                                                   ------------------

         Basic Servicing Fee                                                                   $168,701.85

         Less: Backup Servicer Fees                                                                  $0.00

         Supplemental Servicing Fees                                                                 $0.00
                                                                                        -------------------
         Total of Basic Servicing Fees and Supplemental Servicing Fees                                               $168,701.85
                                                                                                               ------------------
                                                                                                               ------------------

                                  Page 7 (1998-E)



 XIII.   Information for Preparation of Statements to Noteholders

               a.       Aggregate principal balance of the Notes as of first day of
                           Monthly Period
                            Class A-1 Notes                                                                       $63,449,562.49
                            Class A-2 Notes                                                                       $99,584,757.66
                            Class A-3 Notes                                                                       $61,000,000.00


               b.       Amount distributed to Noteholders allocable to principal
                            Class A-1 Notes                                                                        $2,000,425.48
                            Class A-2 Notes                                                                        $1,509,092.90
                            Class A-3 Notes                                                                                $0.00


               c.       Aggregate principal balance of the Notes (after
                        giving effect to distributions on the Distribution
                        Date)
                            Class A-1 Notes                                                                       $61,449,137.01
                            Class A-2 Notes                                                                       $98,075,664.76
                            Class A-3 Notes                                                                       $61,000,000.00


               d.       Interest distributed to Noteholders
                            Class A-1 Notes                                                                                $0.00
                            Class A-2 Notes                                                                          $464,728.87
                            Class A-3 Notes                                                                          $292,291.67

               e.       1.  Class A-1 Interest Carryover Shortfall, if any (and
                            change in amount from preceding statement)                                                     $0.00
                        2.  Class A-2 Interest Carryover Shortfall, if any (and
                            change in amount from preceding statement)                                                     $0.00
                        3.  Class A-3 Interest Carryover Shortfall, if any (and
                            change in amount from preceding statement)                                                     $0.00
                                                                                                                           $0.00

               f.       Amount distributed payable out of amounts withdrawn from
                        or pursuant to:
                        1.  Reserve Account                                                      $0.00
                        2.  Class A-1 Holdback Subaccount                                        $0.00
                        3.  Claim on the Note Policy                                             $0.00

               g.       Remaining Pre-Funded Amount                                                                        $0.00

               h.       Remaining Reserve Amount                                                                           $0.00

               i.       Amount on deposit on Class A-1 Holdback Subaccount                                                 $0.00

               j.       Prepayment amounts
                            Class A-1 Prepayment Amount                                                                    $0.00
                            Class A-2 Prepayment Amount                                                                    $0.00
                            Class A-3 Prepayment Amount                                                                    $0.00

               k.        Prepayment Premiums
                            Class A-1 Prepayment Premium                                                                   $0.00
                            Class A-2 Prepayment Premium                                                                   $0.00
                            Class A-3 Prepayment Premium                                                                   $0.00

               l.          Total of Basic Servicing Fee, Supplemental Servicing
                           Fees and other fees, if any, paid by the Trustee on
                           behalf of the Trust                                                                       $168,701.85

               m.          Note Pool Factors (after giving effect to
                           distributions on the Distribution Date)
                            Class A-1 Notes                                                                           0.96014277
                            Class A-2 Notes                                                                           0.98075665
                            Class A-3 Notes                                                                           1.00000000

                                 Page 8 (1998-E)

  XVI.   Pool Balance and Aggregate Principal Balance
                        Original Pool Balance at beginning of Monthly Period                                  $162,919,454.75
                        Subsequent Receivables                                                                  62,080,544.48
                                                                                                            ------------------
                        Original Pool Balance at end of Monthly Period                                        $224,999,999.23
                                                                                                            ------------------
                                                                                                            ------------------

                        Aggregate Principal Balance as of preceding Accounting Date                           $161,953,774.90
                        Aggregate Principal Balance as of current Accounting Date                             $220,524,801.00


        Monthly Period Liquidated Receivables                     Monthly Period Adminsitrative Receivables

                         Loan #          Amount                                    Loan #         Amount
                         ------          ------                                    ------         ------
           see attached listing               70.21                  see attached listing             446,197.53
                                              $0.00                                                        $0.00
                                              $0.00                                                        $0.00
                                             ------                                                  -----------
                                             $70.21                                                  $446,197.53
                                             ------                                                  -----------
                                             ------                                                  -----------
 XVIII.  Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all or any
            portion of a Scheduled Payment as of the Accounting Date                              1,484,286.30

         Aggregate Principal Balance as of the Accounting Date                                 $220,524,801.00
                                                                                               ---------------
         Delinquency Ratio                                                                                            0.67307001%
                                                                                                                      -----------
                                                                                                                      -----------





         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                               ARCADIA  FINANCIAL  LTD.

                               By:        /s/ Scott R. Fjellman
                                          ---------------------
                               Name:      Scott R. Fjellman
                                          ---------------------
                               Title:     Vice President / Securitization

                                  Page 9 (1998-E)